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                                  EXHIBIT XX

                    [FORM OF SUBSIDIARY SECURITY AGREEMENT]


                         SUBSIDIARY SECURITY AGREEMENT


          This SUBSIDIARY SECURITY AGREEMENT (this "AGREEMENT") is dated as of April 21, 1998, and entered into by and between [NAME OF SUBSIDIARY], a [_____________] corporation ("GRANTOR"), and WELLS FARGO BANK, N.A., as administrative agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).


                            PRELIMINARY STATEMENTS

          A. Secured Party and Lenders have entered into a Credit Agreement dated as of April 21, 1998 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Diamond Brands Operating Corp., a Delaware corporation ("COMPANY" or "BORROWER"), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrower.

          B. Grantor has executed and delivered the Subsidiary Guaranty dated as of April, 21, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Secured Party for the benefit of Lenders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all Obligations of the Borrower under the Credit Agreement.

          C. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:

          SECTION 1.  GRANT OF SECURITY.  Grantor hereby assigns for security
                      -----------------
purposes to Secured Party, and hereby grants to Secured Party a security interest in, all of Grantor's right, title and interest in and to the following, in each case whether now or

                                      XX-1
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hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

          (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "EQUIPMENT");

          (b) all inventory in all of its forms (including (i) all goods held by Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in Grantor's business, (iii) all goods in which Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by Grantor) and all accessions thereto and products thereof (all such inventory, accessions and products being the "INVENTORY") and all negotiable documents of title (including warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "NEGOTIABLE DOCUMENT OF TITLE");

          (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "ACCOUNTS", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

          (d)  the agreements listed in Schedule I annexed hereto, and any other
                                        ----------
agreement between Grantor, or a Subsidiary of Grantor, with a franchisee or developer, now or hereafter existing, as each such agreement may be amended, supplemented or otherwise modified from time to time (said agreements, as so amended, supplemented or otherwise modified, being referred to herein individually as an "ASSIGNED AGREEMENT" and collectively as the "ASSIGNED AGREEMENTS"), including (i) all rights of Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

          (e)  all deposit accounts, including the deposit accounts listed on
Schedule II annexed hereto and all other deposit accounts maintained with
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Secured Party;

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          (f)  all trademarks, tradenames, tradesecrets, business names, patents, patent applications, licenses, copyrights, registrations and franchise rights, and all goodwill associated with any of the foregoing;

          (g) all licenses to conduct the Business and other special licenses, including but not limited to the licenses listed on Schedule III, and to the
                                                    ------------
extent not included in any other paragraph of this Section 1, all other general intangibles (including tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

          (h) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

          (i) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

          (j) the shares of stock owned by Grantor as described in Schedule I to the Subsidiary Pledge Agreement to which Grantor is a party (as such Schedule I may be amended from time to time in accordance with the terms thereof) (the "PLEDGED SHARES") and the certificates representing the Pledged Shares and any interest of Grantor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (k) the indebtedness owed to the Grantor as described in Schedule I to the Subsidiary Pledge Agreement to which Grantor is a party (as such Schedule I may be amended from time to time in accordance with the terms thereof) (the "PLEDGED DEBT") and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

          (l) all of Grantor's right, title and interest as a member of any Person that is organized as a limited liability company and that may hereafter become a Subsidiary of Grantor, including, without limitation, (A) all rights of Grantor to receive distributions of any kind, in cash or otherwise, due or to become due under or pursuant to any limited liability company agreement or otherwise in respect of any such Person, (B) all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any such Person, (C) all claims of Grantor for damages arising out of, or for the breach of, or for a default under, any limited liability company agreement of any such Person, (D) any certificated or uncertificated security evidencing any of the foregoing issued by any such Person to Grantor and (E) to the extent not included in the foregoing, all proceeds of any and all of the foregoing (all of the foregoing being referred to herein collectively as the "LLC INTERESTS");

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          (m)  all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Grantor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Grantor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; provided, however, that
                                                       --------  -------
Grantor shall not be required to pledge more than 66.6% of any class of capital stock of any direct or indirect Subsidiary of Grantor which is incorporated in a jurisdiction other than the states of the United States and the District of Columbia ("FOREIGN SUBSIDIARY");

          (n) all additional indebtedness from time to time owed to Grantor by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

          (o) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the Closing Date, becomes, as a result of any occurrence, a direct Subsidiary of Grantor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Grantor in the entries on the books of any financial intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights; provided, however, that Grantor shall not be required
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to pledge more than 66.6% of any class of capital stock of any Foreign
Subsidiary;

          (p) all indebtedness from time to time owed to Grantor by any Person that, after the Closing Date becomes, as a result of any occurrence, a direct or indirect Subsidiary of Grantor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

          (q) all of Grantor's right, title and interest as a general partner in partnerships only to the extent of the right to receive distributions on its partnership interest, a limited partner in partnerships and each partnership in which Grantor acquires an interest after the Closing Date (collectively, the "PARTNERSHIPS"), whether now owned or hereafter acquired, including without limitation all of Grantor's right, title and interest in, to and under the agreements pursuant to which the Partnerships are established (collectively, the "PARTNERSHIP AGREEMENTS"), and any "certificate of interest" or "certificates of interest" (or other certificates or instruments however designated or titled)

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issued by any Partnership and evidencing Grantor's interest as a limited partner or general partner in such Partnership and any interest of Grantor in the entries on the books of any financial intermediary pertaining to Grantor's interest as a limited partner or general partner in any Partnership together with all other rights, interests, claims and other property of Grantor in any manner arising out of or relating to a limited partnership interest or general partnership interest in any Partnership, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, and further including, without limitation, all of the rights of Grantor as a limited or general partner: (i) to (x) receive money due and to become due (including without limitation dividends, distributions, interest, income from partnership properties and operations, proceeds of sale of partnership assets and returns of capital) under or pursuant to any Partnership Agreement, (y) receive payments upon termination of any Partnership Agreement, and (z) receive any other payments or distributions, whether cash or noncash, in respect of any limited partnership interest or general partnership interest of Grantor evidenced by any Partnership Agreement; (ii) in and with respect to claims and causes of action arising out of or relating to the Partnerships; and
(iii) to have access to the Partnerships' books and records and to other information concerning or affecting the Partnerships; and

         (r) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         Notwithstanding the foregoing, Collateral shall exclude any intellectual property right contracts and agreements or equipment leases to the extent, and only to the extent, that such Intellectual Property, contract or agreement or equipment lease contains a provision enforceable at law and in equity that would be breached by (or would result in the termination of such intellectual property, contract, or agreement or equipment lease upon) the grant of the security interest created herein pursuant to the terms of this Agreement; provided, however, that if and when any prohibition on the assignment, pledge or
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grant of a security interest in such intellectual property right, contract or agreement or equipment lease is removed, the Secured Party will be deemed to have been granted a security interest in such intellectual property right, contract or agreement or equipment lease as of the date hereof, and the Collateral will be deemed to include such intellectual property right, contract or agreement or equipment lease.

          SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                      ------------------------
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)),

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of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Credit Agreement, the Subsidiary Guaranty and, the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 3.  GRANTOR REMAINS LIABLE.  Anything contained herein to the
                      ----------------------
contrary notwithstanding, (a) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Grantor represents and
                      ------------------------------
warrants as follows:

          (a)  Ownership of Collateral. Except for the security interest created
               -----------------------
by this Agreement and Permitted Encumbrances, Grantor owns the Collateral free and clear of any Lien.

          (b)  Location of Equipment and Inventory.  All of the Equipment and
               -----------------------------------
Inventory is, as of the date hereof, located at the places specified in Schedule
                                                                        --------
IV annexed hereto.
--

          (c)  Negotiable Documents of Title.  No Negotiable Documents of Title
               -----------------------------
are outstanding with respect to any of the Inventory.

          (d)  Office Locations; Other Names.  The chief place of business, the
               -----------------------------
chief executive office and the office where Grantor keeps its records regarding the

Accounts and all originals of all chattel paper that evidence Accounts is, and has been for the four month period preceding the date hereof, located at [___________________________________]. Grantor has not in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name) except the names listed in Schedule V annexed hereto.
                                                     ----------

          (e)  Delivery of Certain Collateral.  All notes and other instruments
               ------------------------------
(excluding checks) comprising any and all items of Collateral have been delivered to Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

          (f)  Governmental Authorizations.  No authorization, approval or other
               ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by Grantor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Grantor, or (iii) the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Grantor or Secured Party).

          (g)  Perfection.  This Agreement, together with the filing of UCC-1
               ----------
financing statements, which have been made, creates a valid, perfected and first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken; provided that Secured Party retains physical possession of any Collateral, the
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possession of which is required for perfection.

          (h)  Other Information.  All information heretofore, herein or
               -----------------
hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.

          SECTION 5.  FURTHER ASSURANCES.
                      ------------------

          (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (i) mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) if any Account shall be evidenced by a promissory note or other instrument (excluding checks), at the request of Secured Party, deliver and pledge to Secured Party hereunder such note or instrument, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, and at the request of Secured Party, deliver and pledge to Secured Party hereunder all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) promptly after the acquisition by Grantor of any item of material Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, at the request of Secured Party, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (v) at the request of Secured Party, deliver to Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (vi) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (vii) at Secured Party's request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

          (b) Grantor hereby authorizes Secured Party to file (to the extent permitted by law) one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

          (c) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

          SECTION 6.  CERTAIN COVENANTS OF GRANTOR.  Grantor shall:
                      ----------------------------

          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (b) notify Secured Party of any change in Grantor's name, identity or corporate structure within 15 days after such change;

          (c) give Secured Party at least 30 days prior written notice of any change in Grantor's chief place of business, chief executive office or residence or the office where Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts;

          (d) if Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

          (e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted under the Credit Agreement.

          SECTION 7.  SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY.
                      ---------------------------------------------------------
Grantor shall:

          (a) keep the Equipment and Inventory at the places therefor specified on Schedule IV annexed hereto or, upon at least 30 days prior written notice to
   -----------
Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

          (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the equipment which involves loss or damage exceeding $1,000,000 in the aggregate during any Fiscal Year;

          (c) keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity thereof, Grantor's cost therefor and (where applicable) the current list prices for the Inventory; provided that
                                                              --------
nothing in this Section 7 with respect to Inventory being sold in the ordinary course shall require Grantor to maintain records in any manner deferent from those being maintained by Grantor as of the date hereof (as such manner may be revised in the good faith of Grantor);

          (d) promptly upon the issuance and delivery to Grantor of any Negotiable Document of Title deliver such Negotiable Document of Title to Secured Party; and

          (e) promptly upon the issuance and delivery to Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party.

          SECTION 8.  INSURANCE.
                      ---------

          (a) Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement. Such insurance shall include, without limitation, property damage insurance and liability insurance. Each policy for property damage insurance shall provide for all losses (except for losses of less than $1,000,000 per occurrence) to be paid directly to Secured Party. Subject to
Section 2.4(B) of the Credit Agreement, each policy shall in addition name Grantor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear and have attached thereto a loss payable clause acceptable to Secured Party that shall (i) contain an agreement by the insurer that any loss thereunder shall be payable to Secured Party notwithstanding any action, inaction or breach of representation or warranty by Grantor, (ii) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, and (iii) provide that at least 30 days' prior written notice of cancellation, material amendment, reduction in scope or limits of coverage or of lapse shall be given to Secured Party by the insurer. Grantor shall, if so requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, Grantor shall, at the request of Secured Party, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5(a) and cause the respective insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by Grantor pursuant to this Section 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 8 is not applicable and subject to the provisions of subsection 2.4B(iii)(b) of the Credit Agreement, Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Grantor pursuant to this Section 8 shall be paid to Grantor as reimbursement for the costs of such repairs or replacements.

          (c) Subject to the provisions of subsection 2.4B(iii)(b) of the Credit Agreement, upon (i) the occurrence and during the continuation of any Event of Default or (ii) the actual or constructive loss (in excess of $1,000,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by Secured Party as specified in Section 18.

          SECTION 9.  SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS AND RELATED
                      ------------------------------------------------------
CONTRACTS.
---------

          (a) Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the location therefor specified in Section 4 or, upon at least 30 days prior written notice to Secured

Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Subject to the terms of the Credit Agreement, Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

          (b) Except as otherwise provided in this subsection (c), Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor under the Accounts and Related Contracts. In connection with such collections, Grantor may take (and, after the occurrence and during the continuation of an Event of Default, at Secured Party's direction, shall take) such action as Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided,
                                                                       --------
however, that Secured Party shall have the right at any time, upon the
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occurrence and during the continuation of an Event of Default or a Potential
Event of Default and upon written notice to Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice from Secured Party referred to in the proviso to the
                                                               -------
preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and either (A) be released to Grantor so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, be applied as provided by Section 18, and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

          SECTION 10.  SPECIAL PROVISIONS WITH RESPECT TO THE ASSIGNED
                       -----------------------------------------------
AGREEMENTS.  Grantor shall at its expense:
----------

     (a) perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it in all material respects, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and

     (b) from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured Party make to any party to the Assigned Agreements listed in Schedule I annexed hereto such demands and requests for
                     ----------
information and reports or for action as Grantor is entitled to make under the Assigned Agreements.

          SECTION 11.  DEPOSIT ACCOUNTS.  Upon the occurrence and during the
                       ----------------
continuation of an Event of Default, Secured Party may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with Secured Party constituting part of the Collateral.

          SECTION 12.  LICENSE OF PATENTS, TRADEMARKS, COPYRIGHTS, ETC.  Grantor
                       ------------------------------------------------
hereby grants to Secured Party, effective upon the occurrence and during the continuation of any Event of Default, the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes owned or used by Grantor that relate to the Collateral and any other collateral granted by Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Grantor.

          SECTION 13.  TRANSFERS AND OTHER LIENS.  Grantor shall not:
                       -------------------------

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

          (b) except for the security interest created by this Agreement and the Permitted Encumbrances, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

          SECTION 14.  SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Grantor hereby
                       ----------------------------------------
irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable, consistent with the provisions of the Agreement, to accomplish the purposes of this Agreement, including without limitation:

          (a) during the continuation of an Event of Default, to obtain and adjust insurance required to be maintained by Grantor or paid to Secured Party pursuant to Section 8;

          (b) during the continuation of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

          (d) during the continuation of any Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

          (e) during the continuation of an Event of Default, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand;

          (f) during the continuation of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

          (g) upon the occurrence and during the continuation of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, at any time or from time to time, all acts and things that Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

          SECTION 15.  SECURED PARTY MAY PERFORM.  If Grantor fails to perform
                       -------------------------
any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantor under Section 19.

          SECTION 16.  STANDARD OF CARE.  The powers conferred on Secured Party
                       ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

          SECTION 17.  REMEDIES. If any Event of Default shall have occurred and
                       --------
be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (a) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (b) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (c) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (d) take possession of Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (c) and collecting any Secured Obligation, and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

          SECTION 18.  APPLICATION OF PROCEEDS.  Except as expressly provided
                       -----------------------
elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any other time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

          FIRST: To the payment of all reasonable out-of-pocket costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other reasonable out-of-pocket expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with
    Section 19;

          SECOND: To the payment of all other Secured Obligations in such order as Secured Party shall elect; and

          THIRD: To the payment to or upon the order of Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          SECTION 19.  INDEMNITY AND EXPENSES.
                       ----------------------

          (a) Grantor agrees to indemnify Secured Party and each Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Grantor shall pay to Secured Party upon demand the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

          SECTION 20.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.  This
                       -----------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its permitted successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

          SECTION 21.  SECURED PARTY AS ADMINISTRATIVE AGENT.
                       -------------------------------------

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise,
                                    --------
or refrain from exercising, any remedies provided for in Section 17 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 21(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this
Section 21(a).

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

          SECTION 22.  AMENDMENTS; ETC.  No amendment, modification, termination
                       ----------------
or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 23.  NOTICES.  Any notice or other communication herein
                       -------
required or permitted to be given shall be given as provided in the Credit Agreement. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 24.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No
                       -----------------------------------------------------
failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.
All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 25.  SEVERABILITY.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 26.  HEADINGS.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 27.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 28.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Grantor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Grantor at its address provided in Section 23, such service being hereby acknowledged by

Grantor to be sufficient for personal jurisdiction in any action against Grantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Grantor in the courts of any other jurisdiction.

          SECTION 29.  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY LAW,
                       --------------------
GRANTOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Secured Party each acknowledge that this waiver is a material inducement for Grantor and Secured Party to enter into a business relationship, that Grantor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 30.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                 (Remainder of page intentionally left blank)

     IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                        [NAME OF SUBSIDIARY]



                                        By:  ________________________________
                                        Name:  ______________________________
                                        Title:  _____________________________


                                        Notice Address:

                                        1800 Cloquet Avenue
                                        Cloquet, MN 55720-2141

                                             Attention:  Tom Knuesel



                                        WELLS FARGO BANK, N.A., as
                                        Administrative Agent



                                        By:  ________________________________
                                        Name:  ______________________________
                                        Title:  _____________________________


                                        Notice Address:


                                             Attention:

                                  SCHEDULE I
                             TO SECURITY AGREEMENT

                              Assigned Agreements
                              -------------------

                                  SCHEDULE II
                             TO SECURITY AGREEMENT

                               Deposit Accounts
                               ----------------

================================================================================
          Bank Name           Location                 Account Number
          ---------           --------                 --------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 SCHEDULE III
                             TO SECURITY AGREEMENT

                                   Licenses
                                   --------

[Please list all of Grantor's licenses]

                                  SCHEDULE IV
                             TO SECURITY AGREEMENT

                       Equipment and Inventory Location
                       --------------------------------

[Please list all locations where Grantor maintains equipment or inventory]

                                  SCHEDULE V
                             TO SECURITY AGREEMENT

                                  Tradenames
                                  ----------

[Please list all tradenames of Grantor]

                         SUBSIDIARY SECURITY AGREEMENT


         This SUBSIDIARY SECURITY AGREEMENT (this "AGREEMENT") is dated as of April 21, 1998, and entered into by and between EMPIRE CANDLE, INC., a Kansas corporation ("GRANTOR"), and WELLS FARGO BANK, N.A., as administrative agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).


                            PRELIMINARY STATEMENTS

         A. Secured Party and Lenders have entered into a Credit Agreement dated as of April 21, 1998 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Diamond Brands Operating Corp., a Delaware corporation ("COMPANY" or "BORROWER"), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrower.

         B. Grantor has executed and delivered the Subsidiary Guaranty dated as of April, 21, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Secured Party for the benefit of Lenders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all Obligations of the Borrower under the Credit Agreement.

         C. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:

         SECTION 1.  GRANT OF SECURITY.  Grantor hereby assigns for security
                     -----------------
purposes to Secured Party, and hereby grants to Secured Party a security interest in, all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

         (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "EQUIPMENT");

         (b) all inventory in all of its forms (including (i) all goods held by Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in Grantor's business, (iii) all goods in which Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by Grantor) and all accessions thereto and products thereof (all such inventory, accessions and products being the "INVENTORY") and all negotiable documents of title (including warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "NEGOTIABLE DOCUMENT OF TITLE");

         (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "ACCOUNTS", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

         (d)  the agreements listed in Schedule I annexed hereto, and any other
                                       ----------
agreement between Grantor, or a Subsidiary of Grantor, with a franchisee or developer, now or hereafter existing, as each such agreement may be amended, supplemented or otherwise modified from time to time (said agreements, as so amended, supplemented or otherwise modified, being referred to herein individually as an "ASSIGNED AGREEMENT" and collectively as the "ASSIGNED AGREEMENTS"), including (i) all rights of Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

         (e)  all deposit accounts, including the deposit accounts listed on
Schedule II annexed hereto and all other deposit accounts maintained with
-----------
Secured Party;

         (f) all trademarks, tradenames, tradesecrets, business names, patents, patent applications, licenses, copyrights, registrations and franchise rights, and all goodwill associated with any of the foregoing;

         (g) all licenses to conduct the Business and other special licenses, including but not limited to the licenses listed on Schedule III, and to the
                                                    ------------
extent not included in any other paragraph of this Section 1, all other general intangibles (including tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

         (h) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

         (i) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

         (j) the shares of stock owned by Grantor as described in Schedule I to the Subsidiary Pledge Agreement to which Grantor is a party (as such Schedule I may be amended from time to time in accordance with the terms thereof) (the "PLEDGED SHARES") and the certificates representing the Pledged Shares and any interest of Grantor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

         (k) the indebtedness owed to the Grantor as described in Schedule I to the Subsidiary Pledge Agreement to which Grantor is a party (as such Schedule I may be amended from time to time in accordance with the terms thereof) (the "PLEDGED DEBT") and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

         (l) all of Grantor's right, title and interest as a member of any Person that is organized as a limited liability company and that may hereafter become a Subsidiary of Grantor, including, without limitation, (A) all rights of Grantor to receive distributions of any kind, in cash or otherwise, due or to become due under or pursuant to any limited liability company agreement or otherwise in respect of any such Person, (B) all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any such Person, (C) all claims of Grantor for damages arising out of, or for the breach of, or for a default under, any limited liability company agreement of any such Person, (D) any certificated or uncertificated security evidencing any of the foregoing issued by any such Person to Grantor and (E) to the extent not included in the foregoing, all proceeds of any and all of the foregoing (all of the foregoing being referred to herein collectively as the "LLC INTERESTS");

         (m) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Grantor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Grantor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; provided, however, that Grantor shall not be required to pledge more
        --------  -------
than 66.6% of any class of capital stock of any direct or indirect Subsidiary of Grantor which is incorporated in a jurisdiction other than the states of the United States and the District of Columbia ("FOREIGN SUBSIDIARY");

         (n) all additional indebtedness from time to time owed to Grantor by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

         (o) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the Closing Date, becomes, as a result of any occurrence, a direct Subsidiary of Grantor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Grantor in the entries on the books of any financial intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights; provided, however, that Grantor shall not be required
                         --------  -------
to pledge more than 66.6% of any class of capital stock of any Foreign
Subsidiary;

         (p) all indebtedness from time to time owed to Grantor by any Person that, after the Closing Date becomes, as a result of any occurrence, a direct or indirect Subsidiary of Grantor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

         (q) all of Grantor's right, title and interest as a general partner in partnerships only to the extent of the right to receive distributions on its partnership interest, a limited partner in partnerships and each partnership in which Grantor acquires an interest after the Closing Date (collectively, the "PARTNERSHIPS"), whether now owned or hereafter acquired, including without limitation all of Grantor's right, title and interest in, to and under the agreements pursuant to which the Partnerships are established (collectively, the "PARTNERSHIP AGREEMENTS"), and any "certificate of interest" or "certificates of interest" (or other certificates or instruments however designated or titled) issued by any Partnership and evidencing Grantor's interest as a limited partner or general partner in such Partnership and any interest of Grantor in the entries on the books of any financial intermediary pertaining to Grantor's interest as a limited partner or general partner in any Partnership together with all other rights, interests, claims and other property of Grantor in any manner arising out of or relating to a limited partnership interest or general partnership interest in any Partnership, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, and further including, without limitation, all of the rights of Grantor as a limited or general partner: (i) to (x) receive money due and to become due (including without limitation dividends, distributions, interest, income from partnership properties and operations, proceeds of sale of partnership assets and returns of capital) under or pursuant to any Partnership Agreement, (y) receive payments upon termination of any Partnership Agreement, and (z) receive any other payments or distributions, whether cash or noncash, in respect of any limited partnership interest or general partnership interest of Grantor evidenced by any Partnership Agreement; (ii) in and with respect to claims and causes of action arising out of or relating to the Partnerships; and (iii) to have access to the Partnerships' books and records and to other information concerning or affecting the Partnerships; and

         (r) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         Notwithstanding the foregoing, Collateral shall exclude any intellectual property right contracts and agreements or equipment leases to the extent, and only to the extent, that such Intellectual Property, contract or agreement or equipment lease contains a provision enforceable at law and in equity that would be breached by (or would result in the termination of such intellectual property, contract, or agreement or equipment lease upon) the grant of the security interest created herein pursuant to the terms of this Agreement; provided, however, that if and when any prohibition on the assignment, pledge or
--------  -------
grant of a security interest in such intellectual property right, contract or agreement or equipment lease is removed, the Secured Party will be deemed to have been granted a security interest in such intellectual property right, contract or agreement or equipment lease as of the date hereof, and the Collateral will be deemed to include such intellectual property right, contract or agreement or equipment lease.

         SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                     ------------------------
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Credit Agreement, the Subsidiary Guaranty and, the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

         SECTION 3.  GRANTOR REMAINS LIABLE.  Anything contained herein to the
                     ----------------------
contrary notwithstanding, (a) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Grantor represents and
                     ------------------------------
warrants as follows:

         (a) Ownership of Collateral.  Except for the security interest created
             -----------------------
by this Agreement and Permitted Encumbrances, Grantor owns the Collateral free and clear of any Lien.

         (b) Location of Equipment and Inventory.  All of the Equipment and
             -----------------------------------
Inventory is, as of the date hereof, located at the places specified in Schedule
                                                                        --------
IV annexed hereto.
--

         (c) Negotiable Documents of Title.  No Negotiable Documents of Title
             -----------------------------
are outstanding with respect to any of the Inventory.

         (d) Office Locations; Other Names.  The chief place of business, the
             -----------------------------
chief executive office and the office where Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts is, and has been for the four month period preceding the date hereof, located at 2925 Fairfax Trafficway, Kansas City, Kansas 66115. Grantor has not in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name) except the names listed in Schedule V annexed hereto.
                                 ----------

         (e) Delivery of Certain Collateral.  All notes and other instruments
             ------------------------------
(excluding checks) comprising any and all items of Collateral have been delivered to Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

         (f) Governmental Authorizations.  No authorization, approval or other
             ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by Grantor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Grantor, or (iii) the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Grantor or Secured Party).

         (g) Perfection.  This Agreement, together with the filing of UCC-1
             ----------
financing statements, which have been made, creates a valid, perfected and first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken; provided that Secured Party retains physical possession of any Collateral, the
--------
possession of which is required for perfection.

         (h)  Other Information.  All information heretofore, herein or
              -----------------
hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.

         SECTION 5.  FURTHER ASSURANCES.
                     ------------------

         (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (i) mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) if any Account shall be evidenced by a promissory note or other instrument (excluding checks), at the request of Secured Party, deliver and pledge to Secured Party hereunder such note or instrument, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, and at the request of Secured Party, deliver and pledge to Secured Party hereunder all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) promptly after the acquisition by Grantor of any item of material Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, at the request of Secured Party, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (v) at the request of Secured Party, deliver to Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (vi) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (vii) at Secured Party's request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

         (b) Grantor hereby authorizes Secured Party to file (to the extent permitted by law) one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

         (c) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

         SECTION 6.  CERTAIN COVENANTS OF GRANTOR.  Grantor shall:
                     ----------------------------

         (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

         (b) notify Secured Party of any change in Grantor's name, identity or corporate structure within 15 days after such change;

         (c) give Secured Party at least 30 days prior written notice of any change in Grantor's chief place of business, chief executive office or residence or the office where Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts;

         (d) if Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

         (e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted under the Credit Agreement.


         SECTION 7.  SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY.
                     ---------------------------------------------------------
Grantor shall:

         (a) keep the Equipment and Inventory at the places therefor specified on Schedule IV annexed hereto or, upon at least 30 days prior written notice to
   -----------
Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

         (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the equipment which involves loss or damage exceeding $1,000,000 in the aggregate during any Fiscal Year;

         (c) keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity thereof, Grantor's cost therefor and (where applicable) the current list prices for the Inventory; provided that
                                                              --------
nothing in this Section 7 with respect to Inventory being sold in the ordinary course shall require Grantor to maintain records in any manner deferent from those being maintained by Grantor as of the date hereof (as such manner may be revised in the good faith of Grantor);

         (d) promptly upon the issuance and delivery to Grantor of any Negotiable Document of Title deliver such Negotiable Document of Title to Secured Party; and

         (e) promptly upon the issuance and delivery to Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party.

         SECTION 8.  INSURANCE.
                     ---------

         (a) Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement. Such insurance shall include, without limitation, property damage insurance and liability insurance. Subject to Section 2.4(B) of the Credit Agreement, each policy for property damage insurance shall provide for all losses (except for losses of less than $1,000,000 per occurrence) to be paid directly to Secured Party. Each policy shall in addition name Grantor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear and have attached thereto a loss payable clause acceptable to Secured Party that shall (i) contain an agreement by the insurer that any loss thereunder shall be payable to Secured Party notwithstanding any action, inaction or breach of representation or warranty by Grantor, (ii) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, and (iii) provide that at least 30 days' prior written notice of cancellation, material amendment, reduction in scope or limits of coverage or of lapse shall be given to Secured Party by the insurer. Grantor shall, if so requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, Grantor shall, at the request of Secured Party, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5(a) and cause the respective insurers to acknowledge notice of such assignment.

         (b) Reimbursement under any liability insurance maintained by Grantor pursuant to this Section 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 8 is not applicable and subject to the provisions of subsection 2.4B(iii)(b) of the Credit Agreement, Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Grantor pursuant to this Section 8 shall be paid to Grantor as reimbursement for the costs of such repairs or replacements.

         (c) Subject to the provisions of subsection 2.4B(iii)(b) of the Credit Agreement, upon (i) the occurrence and during the continuation of any Event of Default or (ii) the actual or constructive loss (in excess of $1,000,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by Secured Party as specified in Section 18.

         SECTION 9.  SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS AND RELATED
                     ------------------------------------------------------
CONTRACTS.
---------

         (a) Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the location therefor specified in Section 4 or, upon at least 30 days prior written notice to Secured

Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Subject to the terms of the Credit Agreement, Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

         (b) Except as otherwise provided in this subsection (c), Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor under the Accounts and Related Contracts. In connection with such collections, Grantor may take (and, after the occurrence and during the continuation of an Event of Default, at Secured Party's direction, shall take) such action as Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided,
                                                                       --------
however, that Secured Party shall have the right at any time, upon the
-------
occurrence and during the continuation of an Event of Default or a Potential Event of Default and upon written notice to Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice from Secured Party referred to in the proviso to the
                                                               -------
preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and either (A) be released to Grantor so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, be applied as provided by Section 18, and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         SECTION 10.  SPECIAL PROVISIONS WITH RESPECT TO THE ASSIGNED
                      -----------------------------------------------
AGREEMENTS.  Grantor shall at its expense:

    (a) perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it in all material respects, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and

    (b) from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured Party make to any party to the Assigned Agreements listed in Schedule I annexed hereto such demands and requests for
                     ----------
information and reports or for action as Grantor is entitled to make under the Assigned Agreements.

         SECTION 11.  DEPOSIT ACCOUNTS.  Upon the occurrence and during the
                      ----------------
continuation of an Event of Default, Secured Party may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with Secured Party constituting part of the Collateral.

         SECTION 12.  LICENSE OF PATENTS, TRADEMARKS, COPYRIGHTS, ETC.  Grantor
                      ------------------------------------------------
hereby grants to Secured Party, effective upon the occurrence and during the continuation of any Event of Default, the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes owned or used by Grantor that relate to the Collateral and any other collateral granted by Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Grantor.

         SECTION 13.  TRANSFERS AND OTHER LIENS.  Grantor shall not:
                      -------------------------

         (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

         (b) except for the security interest created by this Agreement and the Permitted Encumbrances, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

         SECTION 14.  SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Grantor hereby
                      ----------------------------------------
irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable, consistent with the provisions of the Agreement, to accomplish the purposes of this Agreement, including without limitation:

         (a) during the continuation of an Event of Default, to obtain and adjust insurance required to be maintained by Grantor or paid to Secured Party pursuant to Section 8;

         (b) during the continuation of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

         (d) during the continuation of any Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

         (e) during the continuation of an Event of Default, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand;

         (f) during the continuation of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

         (g) upon the occurrence and during the continuation of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, at any time or from time to time, all acts and things that Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

         SECTION 15.  SECURED PARTY MAY PERFORM.  If Grantor fails to perform
                      -------------------------
any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantor under Section 19.

         SECTION 16.  STANDARD OF CARE.  The powers conferred on Secured Party
                      ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

         SECTION 17.  REMEDIES.  If any Event of Default shall have occurred and
                      --------
be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (a) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (b) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (c) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (d) take possession of Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (c) and collecting any Secured Obligation, and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

         SECTION 18.  APPLICATION OF PROCEEDS.  Except as expressly provided
                      -----------------------
elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any other time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

         FIRST: To the payment of all reasonable out-of-pocket costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other reasonable out-of-pocket expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with
    Section 19;

         SECOND: To the payment of all other Secured Obligations in such order as Secured Party shall elect; and

         THIRD: To the payment to or upon the order of Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         SECTION 19.  INDEMNITY AND EXPENSES.
                      ----------------------

         (a) Grantor agrees to indemnify Secured Party and each Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Grantor shall pay to Secured Party upon demand the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

         SECTION 20.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.  This
                      -----------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its permitted successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

         SECTION 21.  SECURED PARTY AS ADMINISTRATIVE AGENT.
                      -------------------------------------

         (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise,
                                    --------
or refrain from exercising, any remedies provided for in Section 17 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 21(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this
Section 21(a).

         (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

         SECTION 22.  AMENDMENTS; ETC.  No amendment, modification, termination
                      ----------------
or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         SECTION 23.  NOTICES.  Any notice or other communication herein
                      -------
required or permitted to be given shall be given as provided in the Credit Agreement. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

         SECTION 24.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.  No
                      -----------------------------------------------------
failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.
All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         SECTION 25.  SEVERABILITY.  In case any provision in or obligation
                      ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 26.  HEADINGS.  Section and subsection headings in this
                      --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 27.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                      --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 28.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                      ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Grantor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Grantor at its address provided in Section 23, such service being hereby acknowledged by

Grantor to be sufficient for personal jurisdiction in any action against Grantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Grantor in the courts of any other jurisdiction.

         SECTION 29.  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY LAW,
                      --------------------
GRANTOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Secured Party each acknowledge that this waiver is a material inducement for Grantor and Secured Party to enter into a business relationship, that Grantor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         SECTION 30.  COUNTERPARTS.  This Agreement may be executed in one or
                      ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                 (Remainder of page intentionally left blank)

     IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                             EMPIRE CANDLE, INC.



                             By:  ________________________________
                             Name:  ______________________________
                             Title: ______________________________


                             Notice Address:

                             1800 Cloquet Avenue
                             Cloquet, MN 55720-2141

                                  Attention:  Tom Knuesel



                             WELLS FARGO BANK, N.A., as
                             Administrative Agent


                             By:  _________________________________
                             Name:  _______________________________
                             Title: _______________________________


                             Notice Address:

                             555 Montgomery Street, 17th Floor
                             San Francisco, CA 9411

                                  Attention:  Alan Wray

                                  SCHEDULE I
                             TO SECURITY AGREEMENT

                              Assigned Agreements
                              -------------------

                                  SCHEDULE II
                             TO SECURITY AGREEMENT

                               Deposit Accounts
                               ----------------

================================================================================
     Bank Name                     Location                   Account Number
     ---------                     --------                   --------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 SCHEDULE III
                             TO SECURITY AGREEMENT

                                   Licenses
                                   --------

[Please list all of Grantor's licenses]

                                  SCHEDULE IV
                             TO SECURITY AGREEMENT

                       Equipment and Inventory Location
                       --------------------------------

[Please list all locations where Grantor maintains equipment or inventory]

                                  SCHEDULE V
                             TO SECURITY AGREEMENT

                                  Tradenames
                                  ----------

[Please list all tradenames of Grantor]

                         SUBSIDIARY SECURITY AGREEMENT


         This SUBSIDIARY SECURITY AGREEMENT (this "AGREEMENT") is dated as of April 21, 1998, and entered into by and between FORSTER INC., a Maine corporation ("GRANTOR"), and WELLS FARGO BANK, N.A., as administrative agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).


                             PRELIMINARY STATEMENTS

         A. Secured Party and Lenders have entered into a Credit Agreement dated as of April 21, 1998 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Diamond Brands Operating Corp., a Delaware corporation ("COMPANY" or "BORROWER"), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrower.

         B. Grantor has executed and delivered the Subsidiary Guaranty dated as of April, 21, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Secured Party for the benefit of Lenders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all Obligations of the Borrower under the Credit Agreement.

         C. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:

         SECTION 1.  GRANT OF SECURITY.  Grantor hereby assigns for security
                     -----------------
purposes to Secured Party, and hereby grants to Secured Party a security interest in, all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

         (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "EQUIPMENT");

         (b) all inventory in all of its forms (including (i) all goods held by Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in Grantor's business, (iii) all goods in which Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by Grantor) and all accessions thereto and products thereof (all such inventory, accessions and products being the "INVENTORY") and all negotiable documents of title (including warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "NEGOTIABLE DOCUMENT OF TITLE");

         (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "ACCOUNTS", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

         (d) the agreements listed in Schedule I annexed hereto, and any other
                                      ----------
agreement between Grantor, or a Subsidiary of Grantor, with a franchisee or developer, now or hereafter existing, as each such agreement may be amended, supplemented or otherwise modified from time to time (said agreements, as so amended, supplemented or otherwise modified, being referred to herein individually as an "ASSIGNED AGREEMENT" and collectively as the "ASSIGNED AGREEMENTS"), including (i) all rights of Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

         (e) all deposit accounts, including the deposit accounts listed on
Schedule II annexed hereto and all other deposit accounts maintained with
-----------
Secured Party;

         (f) all trademarks, tradenames, tradesecrets, business names, patents, patent applications, licenses, copyrights, registrations and franchise rights, and all goodwill associated with any of the foregoing;

         (g) all licenses to conduct the Business and other special licenses, including but not limited to the licenses listed on Schedule III, and to the
                                                    ------------
extent not included in any other paragraph of this Section 1, all other general intangibles (including tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

         (h) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

         (i) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

         (j) the shares of stock owned by Grantor as described in Schedule I to the Subsidiary Pledge Agreement to which Grantor is a party (as such Schedule I may be amended from time to time in accordance with the terms thereof) (the "PLEDGED SHARES") and the certificates representing the Pledged Shares and any interest of Grantor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

         (k) the indebtedness owed to the Grantor as described in Schedule I to the Subsidiary Pledge Agreement to which Grantor is a party (as such Schedule I may be amended from time to time in accordance with the terms thereof) (the "PLEDGED DEBT") and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

         (l) all of Grantor's right, title and interest as a member of any Person that is organized as a limited liability company and that may hereafter become a Subsidiary of Grantor, including, without limitation, (A) all rights of Grantor to receive distributions of any kind, in cash or otherwise, due or to become due under or pursuant to any limited liability company agreement or otherwise in respect of any such Person, (B) all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any such Person, (C) all claims of Grantor for damages arising out of, or for the breach of, or for a default under, any limited liability company agreement of any such Person, (D) any certificated or uncertificated security evidencing any of the foregoing issued by any such Person to Grantor and (E) to the extent not included in the foregoing, all proceeds of any and all of the foregoing (all of the foregoing being referred to herein collectively as the "LLC INTERESTS");

         (m) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Grantor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Grantor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; provided, however, that Grantor shall not be required to pledge more
        --------  -------
than 66.6% of any class of capital stock of any direct or indirect Subsidiary of Grantor which is incorporated in a jurisdiction other than the states of the United States and the District of Columbia ("FOREIGN SUBSIDIARY");

         (n) all additional indebtedness from time to time owed to Grantor by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

         (o) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the Closing Date, becomes, as a result of any occurrence, a direct Subsidiary of Grantor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Grantor in the entries on the books of any financial intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights; provided, however, that Grantor shall not be required
                         --------  -------
to pledge more than 66.6% of any class of capital stock of any Foreign
Subsidiary;

         (p) all indebtedness from time to time owed to Grantor by any Person that, after the Closing Date becomes, as a result of any occurrence, a direct or indirect Subsidiary of Grantor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

         (q) all of Grantor's right, title and interest as a general partner in partnerships only to the extent of the right to receive distributions on its partnership interest, a limited partner in partnerships and each partnership in which Grantor acquires an interest after the Closing Date (collectively, the "PARTNERSHIPS"), whether now owned or hereafter acquired, including without limitation all of Grantor's right, title and interest in, to and under the agreements pursuant to which the Partnerships are established (collectively, the "PARTNERSHIP AGREEMENTS"), and any "certificate of interest" or "certificates of interest" (or other certificates or instruments however designated or titled) issued by any Partnership and evidencing Grantor's interest as a limited partner or general partner in such Partnership and any interest of Grantor in the entries on the books of any financial intermediary pertaining to Grantor's interest as a limited partner or general partner in any Partnership together with all other rights, interests, claims and other property of Grantor in any manner arising out of or relating to a limited partnership interest or general partnership interest in any Partnership, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, and further including, without limitation, all of the rights of Grantor as a limited or general partner: (i) to (x) receive money due and to become due (including without limitation dividends, distributions, interest, income from partnership properties and operations, proceeds of sale of partnership assets and returns of capital) under or pursuant to any Partnership Agreement, (y) receive payments upon termination of any Partnership Agreement, and (z) receive any other payments or distributions, whether cash or noncash, in respect of any limited partnership interest or general partnership interest of Grantor evidenced by any Partnership Agreement; (ii) in and with respect to claims and causes of action arising out of or relating to the Partnerships; and (iii) to have access to the Partnerships' books and records and to other information concerning or affecting the Partnerships; and

         (r) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         Notwithstanding the foregoing, Collateral shall exclude any intellectual property right contracts and agreements or equipment leases to the extent, and only to the extent, that such Intellectual Property, contract or agreement or equipment lease contains a provision enforceable at law and in equity that would be breached by (or would result in the termination of such intellectual property, contract, or agreement or equipment lease upon) the grant of the security interest created herein pursuant to the terms of this Agreement; provided, however, that if and when any prohibition on the assignment, pledge or
--------  -------
grant of a security interest in such intellectual property right, contract or agreement or equipment lease is removed, the Secured Party will be deemed to have been granted a security interest in such intellectual property right, contract or agreement or equipment lease as of the date hereof, and the Collateral will be deemed to include such intellectual property right, contract or agreement or equipment lease.

         SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                     ------------------------
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Credit Agreement, the Subsidiary Guaranty and, the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

         SECTION 3.  GRANTOR REMAINS LIABLE.  Anything contained herein to the
                     ----------------------
contrary notwithstanding, (a) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Grantor represents and
                     ------------------------------
warrants as follows:

         (a)  Ownership of Collateral.  Except for the security interest created
              -----------------------
by this Agreement and Permitted Encumbrances, Grantor owns the Collateral free and clear of any Lien.

         (b)  Location of Equipment and Inventory.  All of the Equipment and
              -----------------------------------
Inventory is, as of the date hereof, located at the places specified in Schedule
                                                                        --------
IV annexed hereto.
--

         (c)  Negotiable Documents of Title.  No Negotiable Documents of Title
              -----------------------------
are outstanding with respect to any of the Inventory.

         (d)  Office Locations; Other Names.  The chief place of business, the
              -----------------------------
chief executive office and the office where Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts is, and has been for the four month period preceding the date hereof, located at Mill Street, East Wilton, Maine 04234. Grantor has not in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name) except the names listed in Schedule V annexed hereto. ----------

         (e)  Delivery of Certain Collateral.  All notes and other instruments
              ------------------------------
(excluding checks) comprising any and all items of Collateral have been delivered to Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

         (f)  Governmental Authorizations.  No authorization, approval or other
              ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by Grantor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Grantor, or (iii) the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Grantor or Secured Party).

         (g)  Perfection.  This Agreement, together with the filing of UCC-1
              ----------
financing statements, which have been made, creates a valid, perfected and first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken; provided that Secured Party retains physical possession of any Collateral, the
--------
possession of which is required for perfection.

         (h) Other Information.  All information heretofore, herein or
             -----------------
hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.

         SECTION 5.  FURTHER ASSURANCES.
                     ------------------

         (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (i) mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) if any Account shall be evidenced by a promissory note or other instrument (excluding checks), at the request of Secured Party, deliver and pledge to Secured Party hereunder such note or instrument, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, and at the request of Secured Party, deliver and pledge to Secured Party hereunder all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) promptly after the acquisition by Grantor of any item of material Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, at the request of Secured Party, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (v) at the request of Secured Party, deliver to Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (vi) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (vii) at Secured Party's request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

         (b) Grantor hereby authorizes Secured Party to file (to the extent permitted by law) one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

         (c) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.


         SECTION 6.  CERTAIN COVENANTS OF GRANTOR.  Grantor shall:
                     ----------------------------

         (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

         (b) notify Secured Party of any change in Grantor's name, identity or corporate structure within 15 days after such change;

         (c) give Secured Party at least 30 days prior written notice of any change in Grantor's chief place of business, chief executive office or residence or the office where Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts;

         (d) if Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

         (e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted under the Credit Agreement.


         SECTION 7.  SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY.
                     ---------------------------------------------------------
Grantor shall:

         (a) keep the Equipment and Inventory at the places therefor specified on Schedule IV annexed hereto or, upon at least 30 days prior written notice to
   -----------
Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

         (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the equipment which involves loss or damage exceeding $1,000,000 in the aggregate during any Fiscal Year;

         (c) keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity thereof, Grantor's cost therefor and (where applicable) the current list prices for the Inventory; provided that
                                                              --------
nothing in this Section 7 with respect to Inventory being sold in the ordinary course shall require Grantor to maintain records in any manner deferent from those being maintained by Grantor as of the date hereof (as such manner may be revised in the good faith of Grantor);

         (d) promptly upon the issuance and delivery to Grantor of any Negotiable Document of Title deliver such Negotiable Document of Title to Secured Party; and

         (e) promptly upon the issuance and delivery to Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party.

         SECTION 8.  INSURANCE.
                     ---------

         (a) Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement. Such insurance shall include, without limitation, property damage insurance and liability insurance. Subject to Section 2.4(B) of the Credit Agreement, each policy for property damage insurance shall provide for all losses (except for losses of less than $1,000,000 per occurrence) to be paid directly to Secured Party. Each policy shall in addition name Grantor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear and have attached thereto a loss payable clause acceptable to Secured Party that shall (i) contain an agreement by the insurer that any loss thereunder shall be payable to Secured Party notwithstanding any action, inaction or breach of representation or warranty by Grantor, (ii) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, and (iii) provide that at least 30 days' prior written notice of cancellation, material amendment, reduction in scope or limits of coverage or of lapse shall be given to Secured Party by the insurer. Grantor shall, if so requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, Grantor shall, at the request of Secured Party, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5(a) and cause the respective insurers to acknowledge notice of such assignment.

         (b) Reimbursement under any liability insurance maintained by Grantor pursuant to this Section 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 8 is not applicable and subject to the provisions of subsection 2.4B(iii)(b) of the Credit Agreement, Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Grantor pursuant to this Section 8 shall be paid to Grantor as reimbursement for the costs of such repairs or replacements.

         (c) Subject to the provisions of subsection 2.4B(iii)(b) of the Credit Agreement, upon (i) the occurrence and during the continuation of any Event of Default or (ii) the actual or constructive loss (in excess of $1,000,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by Secured Party as specified in Section 18.

         SECTION 9.  SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS AND RELATED
                     ------------------------------------------------------
CONTRACTS.
---------

         (a) Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the location therefor specified in Section 4 or, upon at least 30 days prior written notice to Secured

Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Subject to the terms of the Credit Agreement, Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

         (b) Except as otherwise provided in this subsection (c), Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor under the Accounts and Related Contracts. In connection with such collections, Grantor may take (and, after the occurrence and during the continuation of an Event of Default, at Secured Party's direction, shall take) such action as Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided,
                                                                       --------
however, that Secured Party shall have the right at any time, upon the
-------
occurrence and during the continuation of an Event of Default or a Potential Event of Default and upon written notice to Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice from Secured Party referred to in the proviso to the
                                                               -------
preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and either (A) be released to Grantor so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, be applied as provided by Section 18, and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         SECTION 10.  SPECIAL PROVISIONS WITH RESPECT TO THE ASSIGNED
                      -----------------------------------------------
AGREEMENTS.  Grantor shall at its expense:
----------

     (a) perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it in all material respects, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and

     (b) from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured Party make to any party to the Assigned Agreements listed in Schedule I annexed hereto such demands and requests for
                     ----------
information and reports or for action as Grantor is entitled to make under the Assigned Agreements.

          SECTION 11.  DEPOSIT ACCOUNTS.  Upon the occurrence and during the
                       ----------------
continuation of an Event of Default, Secured Party may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with Secured Party constituting part of the Collateral.

          SECTION 12.  LICENSE OF PATENTS, TRADEMARKS, COPYRIGHTS, ETC.  Grantor
                       ------------------------------------------------
hereby grants to Secured Party, effective upon the occurrence and during the continuation of any Event of Default, the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes owned or used by Grantor that relate to the Collateral and any other collateral granted by Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Grantor.

          SECTION 13.  TRANSFERS AND OTHER LIENS.  Grantor shall not:
                       -------------------------

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

          (b) except for the security interest created by this Agreement and the Permitted Encumbrances, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

          SECTION 14.  SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Grantor hereby
                       ----------------------------------------
irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable, consistent with the provisions of the Agreement, to accomplish the purposes of this Agreement, including without limitation:

          (a) during the continuation of an Event of Default, to obtain and adjust insurance required to be maintained by Grantor or paid to Secured Party pursuant to Section 8;

          (b) during the continuation of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

          (d) during the continuation of any Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

          (e) during the continuation of an Event of Default, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand;

          (f) during the continuation of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

          (g) upon the occurrence and during the continuation of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, at any time or from time to time, all acts and things that Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

          SECTION 15.  SECURED PARTY MAY PERFORM.  If Grantor fails to perform
                      -------------------------
any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantor under Section 19.

          SECTION 16.  STANDARD OF CARE.  The powers conferred on Secured Party
                       ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

          SECTION 17.  REMEDIES. If any Event of Default shall have occurred and
                       --------
be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (a) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (b) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (c) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (d) take possession of Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (c) and collecting any Secured Obligation, and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

          SECTION 18.  APPLICATION OF PROCEEDS.  Except as expressly provided
                       -----------------------
elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any other time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

          FIRST: To the payment of all reasonable out-of-pocket costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other reasonable out-of-pocket expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with Section 19;

          SECOND: To the payment of all other Secured Obligations in such order as Secured Party shall elect; and

          THIRD: To the payment to or upon the order of Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          SECTION 19.  INDEMNITY AND EXPENSES.
                       ----------------------

          (a) Grantor agrees to indemnify Secured Party and each Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Grantor shall pay to Secured Party upon demand the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

          SECTION 20.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.  This
                       -----------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its permitted successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

          SECTION 21.  SECURED PARTY AS ADMINISTRATIVE AGENT.
                       -------------------------------------

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise,
                                    --------
or refrain from exercising, any remedies provided for in Section 17 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 21(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this
Section 21(a).

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

          SECTION 22.  AMENDMENTS; ETC.  No amendment, modification, termination
                       ----------------
or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 23.  NOTICES.  Any notice or other communication herein
                       -------
required or permitted to be given shall be given as provided in the Credit Agreement. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 24.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No
                       -----------------------------------------------------
failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.
All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 25.  SEVERABILITY.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 26.  HEADINGS.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 27.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 28.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Grantor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Grantor at its address provided in Section 23, such service being hereby acknowledged by

Grantor to be sufficient for personal jurisdiction in any action against Grantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Grantor in the courts of any other jurisdiction.

          SECTION 29.  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY LAW,
                       --------------------
GRANTOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Secured Party each acknowledge that this waiver is a material inducement for Grantor and Secured Party to enter into a business relationship, that Grantor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 30.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                 (Remainder of page intentionally left blank)

     IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                             FORSTER INC.


                             By:    ________________________________
                             Name:  ________________________________
                             Title: ________________________________


                             Notice Address:

                             1800 Cloquet Avenue
                             Cloquet, MN 55720-2141

                                  Attention:  Tom Knuesel



                             WELLS FARGO BANK, N.A., as
                             Administrative Agent



                             By:    ______________________________
                             Name:  ______________________________
                             Title: ______________________________


                             Notice Address:


                             555 Montgomery Street, 17th Floor
                             San Francisco, CA 9411

                                  Attention: Alan Wray

                                  SCHEDULE I
                             TO SECURITY AGREEMENT

                              Assigned Agreements
                              -------------------

                                  SCHEDULE II
                             TO SECURITY AGREEMENT

                               Deposit Accounts
                               ----------------

================================================================================
          Bank Name                Location            Account Number
          ---------                --------            --------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 SCHEDULE III
                             TO SECURITY AGREEMENT

                                   Licenses
                                   --------

[Please list all of Grantor's licenses]

                                  SCHEDULE IV
                             TO SECURITY AGREEMENT

                       Equipment and Inventory Location
                       --------------------------------

[Please list all locations where Grantor maintains equipment or inventory]

                                  SCHEDULE V
                             TO SECURITY AGREEMENT

                                  Tradenames
                                  ----------

[Please list all tradenames of Grantor]